UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 5, 2014

Fairway Group Holdings Corp.

(Exact name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-35880 (Commission File Number)	74-1201087 (IRS Employer Identification No.)

2284 12th Avenue

New York, New York 10027

(Address of Principal Executive Offices)

(646) 616-8000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 6, 2014, Fairway Group Holdings Corp. (“Fairway”) issued a press release and will hold a conference call regarding its financial results for the third fiscal quarter ended December 29, 2013. A copy of the press release is furnished as Exhibit 99.1 to this report.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Fairway is making reference to non-GAAP financial information in both the press release and the conference call. A reconciliation of these non-GAAP financial measures to the nearest comparable GAAP financial measures is contained in the attached press release.

Item 1.01 Entry into a Material Definitive Agreement

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)                                 On February 5, 2014, Fairway and Herb Ruetsch, Fairway’s chief executive officer, agreed that Mr. Ruetsch would step down as Fairway’s chief executive officer to allow him to spend more time with his family.

In connection with his departure, Fairway entered into a Separation Agreement (the “Separation Agreement”) with Mr. Ruetsch, which contains substantially the same rights and obligations as are provided for under his employment agreement. Pursuant to the Separation Agreement, Fairway will continue to pay his annual salary for a period of 18 months, an aggregate of $675,000.  In addition, restricted stock units for an aggregate of 115,000 shares of Fairway’s Class A common stock will become immediately vested, although Mr. Ruetsch has agreed to certain limitations on the number of shares he can sell in any period.  Under the Separation Agreement, Mr. Ruetsch granted Fairway and its affiliates a general release and agreed to a non-disparagement covenant. Mr. Ruetsch remains subject to his confidentiality, non-solicitation and non-competition obligations contained in his employment agreement.

Pursuant to the Separation Agreement, Mr. Ruetsch will provide assistance and advisory services to Fairway’s executive chairman, chief executive officer and co-presidents for a period of two years.  Mr. Ruetsch will receive an annual consulting fee of $125,000.

A copy of the Separation Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K, and is hereby incorporated by reference herein.  This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the Separation Agreement.

(c)                                  In connection with the departure of Mr. Ruetsch, Fairway appointed Bill Sanford, its current president, as interim chief executive officer, Edward C. Arditte, its current chief financial officer, as co-president and chief financial officer, and Kevin McDonnell, its current chief operating officer, as co-president and chief operating officer.  Fairway’s Board of Directors will oversee the search for a permanent CEO, and both internal and external candidates will be considered for the position.

(d)                                 On February 5, 2014, the Board of Directors appointed General Robert Magnus, USMC (Retired) as a director of Fairway.  General Magnus will be an independent director and has been appointed to serve on the Audit Committee and Compensation Committee of the Board of Directors, replacing Mr. Barr on both committees. There are no arrangements or understandings between General Magnus and any other persons pursuant to which he was appointed as a director and he has no direct or indirect material interest in any transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure

On February 6, 2014, Fairway issued press releases announcing the management changes and director election. These press releases are furnished as Exhibits 99.2 and 99.3 to this report.

Forward-looking Statements

Statements in this Current Report on Form 8-K and the exhibits filed herewith that relate to future results and events are not facts and constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the Company’s current expectations, estimates and assumptions and, as such, involve certain risks and uncertainties.  The ability of the Company to predict results or the actual effects of its plans and strategies, or those of the combined company, is subject to inherent uncertainty.  Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of a number of risks, uncertainties and other factors.  All statements other than statements of historical fact, including statements containing the words “intends,” “believes,” “expects,” “will,” and similar expressions, are statements that could be deemed to be forward-looking statements.  In addition, the forward-looking statements represent the Company’s views as of the date as of which they were made. The Company anticipates that subsequent events and developments may cause its views to change.  However, although the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so.  These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof.  Additional factors that may cause results to differ materially from those described in the forward-looking statements are set forth in the Company’s Annual Report on Form 10-K for the Fiscal Year Ended March 31, 2013, which was filed with the SEC on June 6, 2013, under the headings “Risk Factors” and “Special Note Regarding Forward-Looking Statements”.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit 10.1                              Separation Agreement, dated as of February 5, 2014, between Fairway Group Holdings Corp. and Herb Ruetsch.

Exhibit 99.1                              Press Release issued February 6, 2014 announcing earnings.

Exhibit 99.2                              Press Release issued February 6, 2014 announcing management changes.

Exhibit 99.3                              Press Release issued February 6, 2014 announcing appointment of director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 6, 2014	Fairway Group Holdings Corp.

	By:	/s/ Edward C. Arditte
		Name:	Edward C. Arditte
		Title:	Co-President and Chief Financial Officer

EXHIBIT INDEX

Exhibit

Number	Description

Exhibit 10.1	Separation Agreement, dated as of February 5, 2014, between Fairway Group Holdings Corp. and Herb Ruetsch.

Exhibit 99.1	Press Release issued February 6, 2014 announcing earnings.

Exhibit 99.2	Press Release issued February 6, 2014 announcing management changes.

Exhibit 99.3	Press Release issued February 6, 2014 announcing appointment of director.